                                                                    EXHIBIT 99.1

                             JOINT FILER INFORMATION

                            Other Reporting Person(s)

1.      ESL PARTNERS, L.P.

Item                                Information

Name:                               ESL Partners, L.P.

Address:                            1170 Kane Concourse, Suite 200, Bay Harbor
                                    Islands, FL 33154

Designated Filer:                   Edward S. Lampert

Date of Event Requiring Statement   May 12, 2015
(Month/Day/Year):

Issuer Name and Ticker or Trading   AUTONATION, INC. [AN]
Symbol:

Relationship of Reporting Person(s) 10% Owner
to Issuer:

If Amendment, Date Original Filed   Not Applicable
(Month/Day/Year):

Individual or Joint/Group Filing:   Form filed by More than One Reporting Person

Signature:                          By:    RBS Partners, L.P.
                                    Its:   General Partner

                                    By:    ESL Investments, Inc.
                                    Its:   General Partner

                                    By:    /s/ Edward S. Lampert
                                           -------------------------------------
                                    Name:  Edward S. Lampert
                                    Title: Chief Executive Officer
                                    Date:  May 14, 2015

2.      RBS PARTNERS, L.P.

Item                                Information

Name:                               RBS Partners, L.P.

Address:                            1170 Kane Concourse, Suite 200, Bay Harbor
                                    Islands, FL 33154

Designated Filer:                   Edward S. Lampert

Date of Event Requiring Statement   May 12, 2015
(Month/Day/Year):

Issuer Name and Ticker or Trading   AUTONATION, INC. [AN]
Symbol:

Relationship of Reporting Person(s) 10% Owner
to Issuer:

If Amendment, Date Original Filed   Not Applicable
(Month/Day/Year):

Individual or Joint/Group Filing:   Form filed by More than One Reporting Person

Signature:                          By:    ESL Investments, Inc.
                                    Its:   General Partner

                                    By:    /s/ Edward S. Lampert
                                           -------------------------------------
                                    Name:  Edward S. Lampert
                                    Title: Chief Executive Officer
                                    Date:  May 14, 2015

3.      ESL INSTITUTIONAL PARTNERS, L.P.

Item                                Information

Name:                               ESL Institutional Partners, L.P.

Address:                            1170 Kane Concourse, Suite 200, Bay Harbor
                                    Islands, FL 33154

Designated Filer:                   Edward S. Lampert

Date of Event Requiring Statement   May 12, 2015
(Month/Day/Year):

Issuer Name and Ticker or Trading   AUTONATION, INC. [AN]
Symbol:

Relationship of Reporting Person(s) 10% Owner
to Issuer:

If Amendment, Date Original Filed   Not Applicable
(Month/Day/Year):

Individual or Joint/Group Filing:   Form filed by More than One Reporting Person

Signature:                          By:    RBS Investment Management, L.L.C.
                                    Its:   General Partner

                                    By:    ESL Investments, Inc.
                                    Its:   Manager

                                    By:    /s/ Edward S. Lampert
                                           ---------------------
                                    Name:  Edward S. Lampert
                                    Title: Chief Executive Officer
                                    Date:  May 14, 2015

4.      RBS INVESTMENT MANAGEMENT, L.L.C.

Item                                Information

Name:                               RBS Investment Management, L.L.C.

Address:                            1170 Kane Concourse, Suite 200, Bay Harbor
                                    Islands, FL 33154

Designated Filer:                   Edward S. Lampert

Date of Event Requiring Statement   May 12, 2015
(Month/Day/Year):

Issuer Name and Ticker or Trading   AUTONATION, INC. [AN]
Symbol:

Relationship of Reporting Person(s) 10% Owner
to Issuer:

If Amendment, Date Original Filed   Not Applicable
(Month/Day/Year):

Individual or Joint/Group Filing:   Form filed by More than One Reporting Person

Signature:                          By:    ESL Investments, Inc.
                                    Its:   Manager

                                    By:    /s/ Edward S. Lampert
                                           -------------------------------------
                                    Name:  Edward S. Lampert
                                    Title: Chief Executive Officer
                                    Date:  May 14, 2015

5.      ESL INVESTMENTS, INC.

Item                                Information

Name:                               ESL Investments, Inc.

Address:                            1170 Kane Concourse, Suite 200, Bay Harbor
                                    Islands, FL 33154

Designated Filer:                   Edward S. Lampert

Date of Event Requiring Statement   May 12, 2015
(Month/Day/Year):

Issuer Name and Ticker or Trading   AUTONATION, INC. [AN]
Symbol:

Relationship of Reporting Person(s) 10% Owner
to Issuer:

If Amendment, Date Original Filed   Not Applicable
(Month/Day/Year):

Individual or Joint/Group Filing:   Form filed by More than One Reporting Person

Signature:
                                    By:    /s/ Edward S. Lampert
                                           -------------------------------------
                                    Name:  Edward S. Lampert
                                    Title: Chief Executive Officer
                                    Date:  May 14, 2015